UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 21, 2017

Date of Report (Date of earliest event reported)

EnerNOC, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33471	87-0698303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 21, 2017, EnerNOC, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Enel Green Power North America, Inc., a Delaware corporation (“Parent”), Pine Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), and Enel S.p.A., an Italian joint-stock company and parent of Parent (“Guarantor”). The board of directors of the Company has unanimously approved the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) no later than July 10, 2017, to acquire all of the outstanding shares of common stock of the Company, $0.001 par value per share (the “Shares”), at a purchase price of $7.67 per Share in cash (the “Offer Price”), without interest, subject to any required withholding of taxes.

The obligation of Purchaser to purchase Shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered and not validly withdrawn Shares that represent one more than 50% of the total number of Shares outstanding at the time of the expiration of the Offer, including the total number of Shares issuable to holders of options from which Company has received notices of exercise prior to the expiration of the Offer (the “Minimum Condition”) and (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The consummation of the Offer is not subject to any financing condition.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), the Shares not purchased pursuant to the Offer (other than Shares held by the Company or by stockholders of the Company who have perfected their statutory rights of appraisal under Delaware law) will each be converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest, subject to any required withholding of taxes.

Each Company stock option (“Company Option”) that is outstanding as of immediately prior to the Offer Acceptance Time (as defined below) shall accelerate and become fully vested and exercisable effective immediately prior to, and contingent upon, the Offer Acceptance Time. As of the Effective Time each Company Option that is then outstanding and unexercised shall be cancelled and converted into the right to receive cash (without interest) in an amount equal to the product of (i) the total number of Shares subject to such fully vested Company Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (x) the Merger Consideration over (y) the exercise price payable per Share under such Company Option. No holder of a Company Option that has an exercise price per Share that is equal to or greater than the Merger Consideration shall be entitled to any payment with respect to such cancelled Company Option before or after the Effective Time.

Pursuant to the Merger Agreement, each restricted stock unit to be issued Shares (the “Company RSU”) that is outstanding as of immediately prior to the Effective Time shall accelerate and become fully vested effective immediately prior to, and contingent upon, the Effective Time. In lieu of any issuance of Shares in settlement of such vested Company RSU, as of the Effective Time, each Company RSU that is outstanding shall be cancelled and converted into the right to receive cash (without interest) in an amount equal to the product of (i) the total number of Shares issuable in settlement of such fully vested Company RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.

Each award of Shares that is subject to vesting or forfeiture or repurchase by the Company (the “Company Restricted Stock Award”) that is outstanding as of immediately prior to the Effective Time shall accelerate and become fully vested such that the Company’s right of reacquisition or repurchase, as applicable, shall lapse in full effective immediately prior to, and contingent upon, the Effective Time. As of the Offer Acceptance Time, each Share underlying each Company Restricted Stock Award that is outstanding shall be treated as an outstanding Share for purposes of this Agreement, including for purposes of tendering pursuant to the Offer.

Following the completion of the Offer, if Parent and Purchaser have satisfied the conditions to the consummation of the Merger set forth in the Merger Agreement, the Merger will become effective on the date on which the Purchaser accepts, for the first time, for payment and pays for such number of Shares validly tendered and not properly withdrawn as satisfies the Minimum Condition (the “Offer Acceptance Time”) in accordance with and subject to the Delaware General Corporation Law.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the Offer Acceptance Time and the termination of the Merger Agreement, the Company has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. The Company has also agreed not to solicit or initiate discussions with any third party regarding acquisition proposals.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Purchaser. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement by Parent due to a failure to meet the Minimum Condition, the Company will pay the expenses of Parent owed to third parties in connection with the Transaction (the “Parent Expenses”) up to a maximum of $1.65 million. In addition, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to an unsolicited superior offer, the Company will be required to pay a termination fee of $8.75 million (approximately 3.5% of the net present value equity value of the transaction), which will include any Parent Expenses paid by the Company (the “Termination Fee”). A superior offer is a written proposal pursuant to which a third party would acquire, among other acquisition structures set forth in the Merger Agreement, 80% or more of the voting power of the Company on terms that the board of directors of the Company determines in its good faith judgment (after consultation with its financial advisors and outside legal counsel) to be more favorable to the Company’s stockholders from a financial point of view than the terms of the Offer and the Merger and is reasonably likely to be consummated in accordance with the terms proposed taking into account relevant factors. Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and a determination by the board of directors of the Company that the failure to take such action would reasonably constitute a breach of its fiduciary duties under applicable law, payment of the Termination Fee by the Company and the execution of a definitive agreement by the Company with such third party.

Tender and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, on June 21, 2017, Timothy Healy, the Company’s Chairman and Chief Executive Officer, and David Brewster, the Company’s President, each entered into a support agreement (the “Support Agreement”) with Parent and Purchaser, pursuant to which each of Mr. Healy and Mr. Brewster agreed, among other things, to tender his Shares pursuant to the Offer and, if necessary, vote his Shares in favor of the adoption of the Merger Agreement and the approval of the Merger. As of June 21, 2017, approximately 9% of the outstanding Shares are subject to the Support Agreement. The Support Agreement terminates in the event the Merger Agreement is terminated.

Additional Information

The foregoing descriptions of the Merger Agreement and the Support Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference, and the Support Agreement, the form of which is attached as Exhibit 2.2 to this report and incorporated herein by reference.

The Merger Agreement and the Support Agreement, and the foregoing descriptions of each agreement, have been included to provide investors and stockholders with information regarding the terms of each agreement. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and the information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Notice to Investors/Important Additional Information will be Filed with the U.S. Securities and Exchange Commission

The Offer has not yet commenced. This report and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy the Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Purchaser intends to file with the Securities and Exchange Commission (the “SEC”). In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Once filed, investors will be able to obtain the tender statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related materials with respect to the tender offer and the merger, free of charge at the website of the SEC at www.sec.gov or from the information agent and dealer manager named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.enernoc.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Offer because they contain important information, including the terms and conditions of the Offer.

Forward Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including statements relating to the sale of the Company and any statements relating to the Company’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Parent, Purchaser and Guarantor to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and other uncertainties pertaining to the business of the Company, including those detailed in the Company’s public filings with the Securities and Exchange Commission from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 21, 2017, by and among EnerNOC, Inc., Parent, Purchaser and Guarantor.

2.2	Form of Tender and Support Agreement, dated June 21, 2017, by and among Parent, Purchaser and each of the shareholders named therein.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerNOC, Inc.

Dated: June 23, 2017

	By:	/s/ William G. Sorenson
William G. Sorenson
Chief Financial Officer

Exhibit Index

Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 21, 2017, by and among EnerNOC, Inc., Parent, Purchaser and Guarantor.

2.2	Form of Tender and Support Agreement, dated June 21, 2017, by and among Parent, Purchaser and each of the shareholders named therein.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.